CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2018

To the Stockholders of

Central Securities Corporation:

     Financial data for the period ended September 30, 2018 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2018	June 30, 2018	Dec. 31, 2017
Net assets	$891,072,100	$845,131,777	$826,331,789
Net assets per share of Common Stock	$35.44	$33.61	$32.86
Shares of Common Stock outstanding	25,146,616	25,146,616	25,143,616

     Comparative operating results are as follows:

	Nine months ended September 30,
	2018		2017
Net investment income	$13,541,431		$6,946,083
Per share of Common Stock	.54	*	.28	*
Net realized gain on sale of investments	20,751,765		13,849,772
Increase in net unrealized appreciation of investments	36,651,299		82,495,261
Increase in net assets resulting from operations	70,944,495		103,291,116

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     During the nine months ended September 30, 2018, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation

Wilmot H. Kidd, Chief Executive Officer

630 Fifth Avenue
New York, NY 10111
October 17, 2018

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2018
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
			Held
			September 30,
	Purchased	Sold	2018
Alleghany Corporation		2,000	19,000
Aspen Insurance Holdings Ltd.		200,000	—
Coherent, Inc.	35,000		350,000
Kennedy-Wilson Holdings, Inc.		250,000	—

TEN LARGEST INVESTMENTS
September 30, 2018
(unaudited)

			Percent of	Year First
	Cost	Value	Net Assets	Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$170.5	19.1%	1982
Coherent, Inc.	13.5	60.3	6.8	2007
Hess Corporation	31.2	50.1	5.6	2017
Analog Devices, Inc.	6.2	41.6	4.7	1987
Intel Corporation	7.6	39.7	4.5	1986
Motorola Solutions, Inc.	14.1	39.0	4.4	2000
Capital One Financial Corporation	17.8	28.5	3.2	2013
Amazon.com, Inc.	3.8	26.0	2.9	2014
Rayonier Inc.	21.1	23.7	2.7	2014
The Bank of New York Mellon Corporation	8.4	20.4	2.3	1993

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr., Director Emeritus

OFFICERS
Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

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